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                                                                   EXHIBIT 10.36

                             SUBSCRIPTION AGREEMENT

                  THIS SUBSCRIPTION AGREEMENT, dated as of the date of acceptance set forth below, by and between JTS CORPORATION, a Delaware corporation, with headquarters located at 166 Baypointe Parkway, San Jose, California 95134 (the "Company"), and the undersigned (the "Buyer"), a British Virgin Islands corporation.

                              W I T N E S S E T H:

                  WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

                  WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of non-voting, convertible preferred stock of the Company which will be convertible into units consisting of (1) shares of Common Stock, $.001 par value (the "Common Stock"), of the Company and (2) warrants to purchase shares of Common Stock (the "Warrants"), subject to acceptance of this Agreement by the Company; and

                  WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Genesee Fund Limited-Portfolio B are executing and delivering a Subscription Agreement (the "Portfolio B Subscription Agreement") providing for the purchase and sale, upon the terms and subject to the conditions provided therein, of shares of non-voting, convertible preferred stock for an aggregate purchase price of $2,500,000.00; and

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

                  (a) SUBSCRIPTION. The undersigned hereby agrees to purchase from the Company the number of shares (the "Preferred Shares") of Series B Convertible Preferred Stock, $.001 par value (the "Preferred Stock"), of the Company set forth on the signature page of this Agreement, having the terms and conditions as set forth in the form of Certificate of Designations attached hereto as ANNEX I (the "Certificate of Designations") at the price per share and for the aggregate purchase price set forth on the signature page of this Agreement. The purchase price for the Preferred Shares shall be payable in United States Dollars. The shares of

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Common Stock issuable upon conversion of the Preferred Stock are referred to herein as the "Conversion Shares." The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." The Conversion Shares and the Warrant Shares are referred to herein as the "Common Shares." The Common Shares and the Preferred Shares are referred to herein collectively as the "Shares." The Shares and the Warrants are referred to herein collectively as the "Securities."

                  (b) FORM OF PAYMENT. The Buyer shall pay the purchase price for the Preferred Shares by delivering good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as ANNEX II (the "Joint Escrow Instructions"). Such delivery of funds shall be made against delivery by the Company of the certificates for the Preferred Shares registered in the name of the Buyer. Promptly following payment by the Buyer to the Escrow Agent of the purchase price of the Preferred Shares, but in no event later than the two New York Stock Exchange trading days after such payment, the Company shall deliver certificates for the Preferred Shares, registered in the name of the Buyer, to the Escrow Agent. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                  (c) METHOD OF PAYMENT. Payment of the purchase price for the Preferred Shares shall be made by wire transfer of funds to:

             Citibank, N.A.
             153 East 53rd Street
             New York, New York 10043

             ABA#021000089
             For Further Credit to A/C#37179446
             for credit to the account of Brian W. Pusch Attorney Escrow Account
             Reference:  Advantage/JTS

Not later than 4:00 p.m., New York City time, on the date which is one New York Stock Exchange trading day after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Buyer or its legal counsel, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Preferred Shares.

                  2. BUYER REPRESENTATIONS, WARRANTIES, ETC.

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                  The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                  (a) PURCHASE FOR INVESTMENT. The Buyer is purchasing the Preferred Shares for its own account for investment only and not with a view towards the public sale or distribution thereof other than in connection with the registration thereof under the 1933 Act;

                  (b) ACCREDITED INVESTOR. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

                  (c) REOFFERS AND RESALES. All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration of the Shares being offered and sold under the 1933 Act or pursuant to an exemption from registration;

                  (d) COMPANY RELIANCE. The Buyer understands that the Preferred Shares are being offered and sold, and the Common Shares and the Warrants are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer=s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Shares and to receive an offer of the Common Shares and the Warrants;

                  (e) INFORMATION PROVIDED. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares and the offer of the Common Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Joint Proxy Statement/Prospectus, dated July 15, 1996, of the Company, (2) Form 8-A, dated July 25, 1996, (3) Final Prospectus pursuant to Rule 424(b)(3), dated July 17, 1996, (4) Current Reports on Form 8-K, dated July 28, 1996, September 26, 1996 and September 27, 1996, (5) the Company's Registration Statement on Form S-8, dated July 31, 1996 and (6) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1996 (collectively, the "SEC Reports"). The Buyer understands that its investment in the Securities involves a high degree of risk;

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                  (f) ABSENCE OF APPROVALS. The Buyer understands that no United
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities; and

                  (g) SUBSCRIPTION AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                  3. COMPANY REPRESENTATIONS, WARRANTIES, ETC.

                  The Company represents and warrants to, and covenants and agrees with, the Buyer that:

                  (a) ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement, the form of which is attached hereto as ANNEX III (the "Registration Rights Agreement"), the Certificate of Designations, the Warrants, and the other agreements to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company.

                  (b) CAPITALIZATION. The authorized capital stock of the Company currently consists of (a) 150,000,000 shares of Common Stock, $.001 par value, of which 104,732,381 shares were outstanding as of October 31, 1996, all of which are fully paid and nonassessable, and on the Closing Date (as defined herein) there will be no material increase from October 31, 1996 in the number of shares of Common Stock outstanding; and (b) 10,000,000 shares of Preferred Stock, $.001 par value, and of which 15,000 shares will be designated as Series B Convertible Preferred Stock. As of October 31, 1996, the Company had outstanding options to purchase 5,034,853 shares of Common Stock. The Company does not have outstanding any material amount of securities (or obligations to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire shares of Common

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Stock, except as disclosed in the SEC Reports. The outstanding shares of Common
Stock and outstanding options, warrants and other securities to purchase Common Stock have been duly authorized and validly issued. None of such outstanding shares of Common Stock, options, warrants and other securities has been issued in violation of the preemptive rights of any securityholder of the Company.

                  (c) CONCERNING THE SECURITIES. The Shares have been duly authorized and the Preferred Shares, when issued and paid for in accordance with this Agreement, and the Common Shares, when issued upon conversion of the Preferred Shares, or exercise of the Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company, as such, to acquire any of the Securities. The Common Stock has been listed for trading on the American Stock Exchange, Inc. ("AMEX") since July 30, 1996, is currently listed for trading thereon and (1) the Company and the Common Stock meet the criteria for continued listing and trading on AMEX; (2) the Company has not been notified since July 30, 1996 by AMEX of any failure or potential failure to meet the criteria for continued listing and trading on AMEX and (3) no suspension of trading in the Common Stock is in effect. Subject to the following sentence, the Company knows of no reason that the Common Shares will not be eligible for listing on AMEX. The Company has informed the Buyer that as of the date hereof, the Company does not satisfy the numerical listing criterion set forth in
Section 101(a) of the AMEX Company Guide, and the Company has informed the Buyer that AMEX may determine in the future that the Company's Common Stock is no longer eligible for listing and trading on AMEX as a result of the Company's failure to satisfy such numerical listing criterion; provided, however, that nothing contained in this representation shall affect the Company's obligations under the Certificate of Designations including, without limitation, Section 10 thereof.

                  (d) SUBSCRIPTION AGREEMENT; REGISTRATION RIGHTS AGREEMENT; WARRANTS. This Agreement, the Registration Rights Agreement and the Warrants have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company and this Agreement is, the Registration Rights Agreement, when executed and delivered by the Company, will be, and the Warrants, when executed and delivered by the Company and issued from time to time upon conversion of the Preferred Stock, will be valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and limits upon rights to indemnity.

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                  (e) NON-CONTRAVENTION. The execution and delivery of this
Agreement by the Company and the consummation by the Company of the issuance of the Preferred Shares and the other transactions contemplated by this Agreement, the Registration Rights Agreement and the terms of the Preferred Stock and the Warrants do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound which would have a material adverse effect on the Company or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets which would have a material adverse effect on the Company.

                  (f) APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for (1) the issuance and sale of the Preferred Shares as contemplated by this Agreement, (2) the issuance of Common Shares and Warrants on exercise of the Preferred Shares and (3) the issuance of Common Shares on exercise of the Warrants.

                  (g) INFORMATION PROVIDED. The information provided by or on behalf of the Company to the Buyer in connection with the transactions contemplated by the Agreement, including, without limitation, the information referred to in Section 2(e) of this Agreement and the information concerning the manufacture, sale and marketing of the Company's 1 gigabyte 3-inch internal hard drive for notebook computers, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are made, not misleading.

                  (h) ABSENCE OF CERTAIN CHANGES. Since July 17, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, except as disclosed in the SEC Reports.

                  (i) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding

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
would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. The Company has informed the Buyer that the Company has entered into a settlement with Venture Lending & Leasing, Inc. ("VLLI") concerning VLLI's action against the Company relating to the relocation of certain leased equipment from its initial location to Madras, India, in alleged violation of the lease agreement. The Company has informed the Buyer that VLLI's complaint concerning such action has not yet been dismissed. The Company does not believe that the outcome of such litigation will have a material adverse effect on the Company.

                  (j) PROPERTIES. The Company and its subsidiaries have good title to all property real and personal (tangible and intangible) and other assets owned by it, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company or its subsidiaries. The leases, licenses or other contracts or instruments under which the Company and its subsidiaries lease, hold or are entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company or its subsidiaries. Neither the Company nor any of its subsidiaries has received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.

                  (k) LABOR RELATIONS. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any of its subsidiaries.

                  (l) SEC FILINGS. The Company has timely filed all required forms, reports and other documents with the SEC, except that the Company failed to file in a timely manner its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1996. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act").

                  4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

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                  (a) TRANSFER RESTRICTIONS. The Buyer acknowledges that (1) the
Preferred Shares and the Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Common Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof and pursuant to the Registration Rights Agreement).

                  (b) RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that the certificates for the Preferred Shares and the Warrants and, until such time as the Common Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Common Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Securities):

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                  (c) REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date.

                  (d) FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly

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
after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer reasonably required for such filing.

                  (e) AUTHORIZATION FOR TRADING; REPORTING STATUS. On or before the Closing Date, the Company shall file a listing application for the Common Shares with AMEX and shall provide evidence of such filing to the Buyer. The Company shall use its best efforts to obtain approval by AMEX of the listing of the Common Shares, subject to official notice of issuance, as promptly as possible after the Closing Date. The Company shall inform the Buyer of such approval promptly after the same is given. So long as the Buyer beneficially owns any of the Preferred Shares, the Warrants or the Common Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                  (f) USE OF PROCEEDS. The Company will use the proceeds from the sale of the Preferred Shares for the Company's internal working capital purposes and not for the purpose of any investment in or loan to any other person.

                  (g) BLUE SKY LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Preferred Shares for sale to the Buyer pursuant to this Agreement, the Common Shares and Warrants for issuance to the Buyer on conversion of the Preferred Shares and the Common Shares for issuance to the Buyer upon exercise of the Warrants under such of the securities or "blue sky" laws of jurisdictions in the United States as shall be applicable to the sale of the Preferred Shares pursuant to this Agreement, the issuance of Common Shares and Warrants on conversion of the Preferred Shares and the issuance of Common Shares on exercise of the Warrants. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date.

                  (h) CERTAIN EXPENSES. Whether or not the closing occurs, the Company shall pay or reimburse the Buyer for all reasonable legal fees and expenses of counsel to the Buyer for the preparation and negotiation of, and closing under, this Agreement (but not to exceed $10,000).

                  (i) CERTAIN ISSUANCES OF SECURITIES. Unless the Company obtains Shareholder Approval (as defined in the Certificate

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
of Designations) or a waiver thereof from the AMEX, the Company will not issue any shares of Common Stock or shares of any other series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which would be subject to Section 713 of the rules of AMEX (or any successor or replacement provision thereof) and which would be integrated with the sale of the Preferred Shares to the Buyer and the conversion thereof into Common Shares for purposes of Section 713 of the rules of the AMEX (or any successor or replacement provision thereof).


                  5. TRANSFER AGENT INSTRUCTIONS; CONVERSION PROCEDURE.

                  (a) TRANSFER AGENT INSTRUCTIONS. Promptly following the delivery by the Buyer of the aggregate purchase price for the Preferred Shares in accordance with Section 1(c) hereof, and prior to the Closing Date, the Company will irrevocably instruct its transfer agent for the Common Stock (the "Transfer Agent") to issue certificates for the Common Shares from time to time
(i) upon conversion of the Preferred Shares in such amounts as specified from time to time to the Transfer Agent in the Notices of Conversion surrendered in connection with such conversions and referred to in Section 5(b) of this Agreement, and (2) upon exercise of the Warrants in such amounts as specified from time to time to the Transfer Agent in the Form of Subscription to be attached to the Warrants and surrendered in connection with such exercises, in each case such certificates to bear the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Common Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of Preferred Shares or exercise of Warrants, as the case may be. The Company warrants that no instruction other than (x) such instructions referred to in this Section 5, (y) stop transfer instructions to give effect to Section 4(a) hereof prior to registration of the Common Shares under the 1933 Act and (z) the instructions required by Section 3(m) of the Registration Rights Agreement will be given by the Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 5(a) shall limit in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of such Securities and, in the case of the Common Shares,

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
promptly, but in no event later than three days after receipt of such opinion, instruct the Company's transfer agent to issue upon transfer one or more share certificates in such name and in such denominations as specified by the Buyer. The provisions of Section 3(n) of the Registration Rights Agreement shall supersede this Section 5(a) once said Section 3(n) becomes applicable.

                  (b) CONVERSION PROCEDURE. In connection with the exercise of conversion rights relating to the Preferred Shares, the Buyer or any subsequent holder of the Preferred Shares shall complete, sign and furnish to the Company a Notice of Conversion in the form attached hereto as ANNEX IV, which shall be deemed to satisfy all requirements of the Certificate of Designations.

                  6. STOCK DELIVERY INSTRUCTIONS.

                  The certificates for the Preferred Shares shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof on a delivery against payment basis at the closing.

                  7. CLOSING DATE.

                  The date and time of the issuance and sale of the Preferred Shares (the "Closing Date") shall be 12:00 noon, New York City time, on the date which is two New York Stock Exchange trading days after the date on which the Buyer has deposited the purchase price for the Preferred Shares with the Escrow Agent in accordance with Section 1(c) hereof, or such other mutually agreed to time. The closing shall occur on the Closing Date at the offices of the Escrow Agent.

                  8. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ISSUE.

                  The Buyer understands that the Company's obligation to sell the Preferred Shares to the Buyer pursuant to this Agreement is conditioned upon:

                  (a) The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel;

                  (b) Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Preferred Shares in accordance with Section 1(c) hereof;

                  (c) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the

Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date; and

                  (d) The closing under the Portfolio B Subscription Agreement shall have occurred.

                  9. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The Company understands that the Buyer's obligation to purchase the Preferred Shares on the Closing Date is conditioned upon:

                  (a) Delivery by the Company to the Escrow Agent of the certificates for the Preferred Shares in accordance with this Agreement;

                  (b) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before such Closing Date and receipt by the Buyer of a certificate, dated the Closing Date, of an officer of the Company confirming such matters;

                  (c) The receipt by the Buyer of confirmation of the filing with the Secretary of State of the State of Delaware of the Certificate of Designations in the form attached hereto as ANNEX I;

                  (d) Receipt by the Buyer on the Closing Date of an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX V attached hereto; and

                  (e) The closing under the Portfolio B Subscription Agreement shall have occurred.

                  10. GOVERNING LAW; MISCELLANEOUS.

                  (a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

                  (b) This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

                  (c) The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (e) This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

                  (f) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                  (g) Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement (facsimile number (408) 468-1619) or, in the case of the Buyer, at its address shown on the signature page of this Agreement, with a copy to Genesee Investments, 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (facsimile number 206-462-4645) or such other address as a party shall have provided by notice to the other party in accordance with this provision. The Buyer hereby designates as its address for any notice required or permitted to be given to the Buyer pursuant to the Certificate of Designations the address shown on the signature page of this agreement, with a copy to: GFL Advantage Fund Limited, c/o Genesee Investments, 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (facsimile number 206-462-4645), until the Buyer shall designate another address for such purpose.

                  (h) The Buyer shall have the right to assign it rights and obligations under this Agreement with respect to the purchase of all or any portion of the Preferred Shares to another investment fund, provided such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the purchase of the portion of the Preferred Shares so assigned and makes the same representations and warranties with respect thereto as the Buyer makes in this Agreement, whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities with respect to the purchase of all or the portion of the Preferred Shares the obligation for the purchase of which has been so assigned. In the case of any such assignment, the Company shall agree in writing with such assignee to make available to such assignee the benefits of the Registration Rights Agreement with respect to the Common Shares issuable on conversion of the Preferred Shares with respect to which the purchase under this Agreement has been so assigned.

                  (i) The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Preferred Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

                  (j) This Agreement and its Annexes set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, with respect thereto.

                  (k) The Buyer shall have the right to terminate this Agreement by giving notice at any time at or prior to the Closing Date if:

                  (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

                  (2) any other condition of the Buyer's obligations hereunder is not fulfilled; or

                  (3) the closing shall not have occurred on a Closing Date on or before November 8, 1996, other than by reason of a breach of this Agreement by the Buyer.

Any such termination shall be effective upon the giving of notice thereof by the Buyer.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.


NUMBER OF SHARES:  12,500

PRICE PER SHARE:  $1,000.00

AGGREGATE PURCHASE PRICE:  $12,500,000.00

NAME OF BUYER:  GFL ADVANTAGE FUND LIMITED



SIGNATURE ____________________________

Title: _______________________________

Date:  _______________________________

Address:   c/o CITCO
           Kaya Flamboyan 9
           CuraHao, Netherlands Antilles

        This Agreement has been accepted as of the date set forth below.

JTS CORPORATION


By: ________________________

Title: _____________________

Date:  _____________________

                    Exhibit A--Schedule of Initial Investors

                                                  No. of                       Purchase                 Total
Name and Address                         Series B Preferred Shares              Price               Purchase Price
----------------                         -------------------------             --------             --------------
Genesee Fund Limited-                              2,500                        $1,000                $ 2,500,000
Portfolio B
c/o CITCO
Kaya Flamboyan 9
Curacao, Netherlands Antilles

GFL Advantage Fund Limited                        12,500                        $1,000                $12,500,000
c/o CITCO
Kaya Flamboyan 9
Curacao, Netherlands Antilles